                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 March 12, 2004
                                 --------------
               (Date of Report (Date of Earliest Event Reported))


                              UNITED BANCORP, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


              MICHIGAN                    0-16640               38-2606280
              --------                    -------               ----------
    (State or other jurisdiction        Commission           (I.R.S. Employer
  of incorporation or organization)     File Number        Identification No.)



                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (517) 423-8373
                                 --------------
               (Registrant's telephone number including area code)


                                       N/A
                                      -----
(Former name, former address and former fiscal year, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (C)      EXHIBITS
           99.1   Press Release dated March 12, 2004

ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On March 15, 2004, registrant announced results the declaration of a cash dividend and a stock dividend, as set forth in the press release included as Exhibit 99.1, which is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               United Bancorp, Inc.
                               (Registrant)
                               By:

Date:  March 15, 2004          /S/ Dale L. Chadderdon
                               ----------------------------------------------
                               (Principal Financial Officer)
                               Senior Vice President, Secretary and Treasurer

                                  EXHIBIT INDEX
                                  -------------

                           NUMBER        DESCRIPTION
                           ------        -----------
                            99.1         Press Release dated March 12, 2004